Exhibit 10 (c)

Execution Version

SECOND AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

by and among

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC,

as Borrower,

VERSAILLES ASSETS LLC,

as Required Lender,

and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

and consented and agreed to by

NEWSTAR FINANCIAL, INC.,

as Collateral Servicer and as Originator

Dated as of May 17, 2013

SECOND AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of May 17, 2013 (this “Amendment”), is by and among NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”), VERSAILLES ASSETS LLC, a Delaware limited liability company (the “Required Lender”), NATIXIS, NEW YORK BRANCH, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”) and consented and agreed to by NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successors and assigns and in its capacities as collateral servicer, the “Collateral Servicer” and as originator, the “Originator”). Reference is hereby made to that certain Revolving Credit and Security Agreement dated as of February 16, 2012, as amended by the First Amendment to Revolving Credit and Security Agreement dated as of July 26, 2012 (as further amended by this Amendment, the “Credit Agreement”), among the Borrower, the LENDERS referred to therein, the Administrative Agent and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as trustee for the Secured Parties. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Required Lender and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower, the Required Lender and the Administrative Agent desire to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, prior written notice of this Amendment has been provided to the Rating Agency; and

WHEREAS, the Collateral Servicer and Originator have indicated their consent to this Amendment by signing below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.01 (Definitions).

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Final Maturity Date” in its entirety and inserting in lieu thereof the following:

“Final Maturity Date” means February 14, 2020.

(b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Minimum Weighted Average Moody’s Recovery Rate Test” in its entirety and inserting in lieu thereof the following:

“Minimum Weighted Average Moody’s Recovery Rate Test” means a test that will be satisfied on any Measurement Date if the Weighted Average Moody’s Recovery Rate equals or exceeds 47.5%.

(c) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Weighted Average Maturity Test” in its entirety and inserting in lieu thereof the following:

“Weighted Average Maturity Test” means a test that will be satisfied on any Measurement Date if the Weighted Average Maturity Date of all Collateral Loans (excluding Defaulted Loans) as of such date is on or before February 15, 2018.

SECTION 2. CONDITIONS TO EFFECTIVENESS

2.1 Conditions Precedent. This Amendment shall, pursuant to Section 13.01(b) of the Credit Agreement, become effective upon the satisfaction of all of the following conditions precedent:

A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed by each of the Borrower and the Required Lender.

B. Consents. The Administrative Agent shall have received the consent and agreement of each of the Collateral Servicer and Originator, which consent may be evidenced by a counterpart signature page of this Amendment, duly executed by each of the Collateral Servicer and Originator.

C. Notification. The Rating Agency shall have received notification of this Amendment.

SECTION 3. CREDIT AGREEMENT CONFIRMED

3.1 Except as expressly amended by this Amendment, the Credit Agreement is in all respects ratified and confirmed and the Credit Agreement shall remain in full force and effect and shall be read, taken and construed as one and the same instrument, and no other amendment, waiver or other modification of any provision of the Credit Agreement shall be effective unless signed by the parties hereto.

SECTION 4. SUCCESSORS AND ASSIGNS

4.1 This Amendment applies to, inures to the benefit of, and binds all parties hereof and their permitted successors and assigns in accordance with Section 13.06 of the Credit Agreement.

SECTION 5. GOVERNING LAW

5.1 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 6. ENTIRE AGREEMENT

6.1 This Amendment constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

SECTION 7. COUNTERPARTS

7.1 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC,
as Borrower

By: NewStar Financial, Inc., as its Designated Manager

By:	/s/ MICHAEL EISENSTEIN
Name: Michael Eisenstein
Title: Managing Director, Treasury

VERSAILLES ASSETS LLC, as Required Lender

By:	/s/ BERNARD J. ANGELO
Name: Bernard J. Angelo
Title: Senior Vice President

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:	/s/ LORRAINE MEDVECKY
Name: Lorraine Medvecky
Title: Managing Director

By:	/s/ HENRY J. SANDLASS
Name: Henry J. Sandlass
Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Revolving Credit and Security Agreement]

CONSENTED AND AGREED TO:

NEWSTAR FINANCIAL, INC.,
as Collateral Servicer and as Originator

By:	/s/ MICHAEL EISENSTEIN
Name:	Michael Eisenstein
Title:	Managing Director, Treasury

[Signature Page to First Amendment to Revolving Credit and Security Agreement]